UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 3

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

WMX Group Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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WMX GROUP HOLDINGS, INC.

10 Fairway Drive, Suite 302, Deerfield Beach, FL 33441

Telephone: (617) 501-6766

June __, 2013

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock and preferred stock of WMX Group Holdings, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, April 29, 2013. The purpose of the Information Statement is to notify the Company’s shareholders that on April 29, 2013, the Company received written consents in lieu of a meeting of shareholders from the holders of our common and preferred stock, representing 70% of the combined voting power of our common and preferred stock. The Written Consent adopted resolutions that:

(1) authorized the Company to change the name of the Company from “WMX Group Holdings, Inc.” to “Oxford City Football Club, Inc.” or a substantially similar name;

(2) increased the number of authorized shares of the Company’s common stock from four hundred and fifty thousand (450,000) shares to two hundred million (200,000,000) shares; and

(3) increased the number of authorized shares of the Company’s preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding capital stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of common stock and preferred stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about June __, 2013 to shareholders of record on April 29, 2013.

Sincerely,

/s/ Thomas Guerriero
Thomas Guerriero
President and Chief Executive Officer

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WMX GROUP HOLDINGS, INC.

10 Fairway Drive, Suite 302, Deerfield Beach, FL 33441

Telephone: (617) 501-6766

_____________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock and preferred stock of WMX Group Holdings, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, April 29, 2013. The purpose of the Information Statement is to notify the Company’s shareholders that on April 29, 2013, the Company received written consents in lieu of a meeting of shareholders (the “Written Consent”) from the holders of our common and preferred stock, representing 70% of the combined voting power of our common and preferred stock. The Written Consent adopted resolutions that:

(1) authorized the Company to change the name of the Company from “WMX Group Holdings, Inc.” to “Oxford City Football Club, Inc.” or a substantially similar name;

(2) increased the number of authorized shares of the Company’s common stock from four hundred and fifty thousand (450,000) shares to two hundred million (200,000,000) shares; and

(3) increased the number of authorized shares of the Company’s preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our shareholders.

Because shareholders holding at least a majority of the voting rights of our outstanding common stock and preferred stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of common stock and preferred stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

In accordance with the Company’s bylaws, our Board of Directors has fixed the close of business on April 29, 2013 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about June __, 2013 to shareholders of record on the record date.

DISTRIBUTION AND COSTS

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, the Company will only deliver one Information Statement to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders. Also, the Company will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to the Company at its address noted above.

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Shareholders may also address future requests regarding delivery of information statements by contacting the Company at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to change the name of the Company from “WMX Group Holdings, Inc.” to “Oxford City Football Club, Inc.” or a substantially similar name and the increase of the Company’s authorized common and preferred stock requires the affirmative vote of the holders of a majority of the voting power of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding common and preferred stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of common and preferred stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The common stock and the Series A Convertible Preferred Stock constitute the sole outstanding classes of the Company’s voting securities. On May __, 2013, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, the Company had 230,353 shares of common stock issued and outstanding and 2,500 shares of Series A Convertible Preferred Stock issued and outstanding. Each share of Series A Convertible Preferred Stock had 100 votes. Thus, the voting power of all of the Series A Convertible Preferred Stock was 250,000 votes. The holders of the Series A Convertible Preferred Stock and the common stock vote as a single class on all matters submitted to stockholders, subject to the common shares having 1 vote per share and the Series A Convertible Preferred Stock, each having 100 votes per share. Thus, the combined voting power of all of the Series A Convertible Preferred Stock and common stock was 480,535 votes. Accordingly, the vote or written consent of the shareholders holding at least 240,268 shares of the combined outstanding common stock and Series A Convertible Preferred Stock is necessary to change the Company’s name of the Company from “WMX Group Holdings, Inc.” to “Oxford City Football Club, Inc.” and to the increase of the Company’s authorized common and preferred stock.

On April 29, 2013, the Company received the Written Consent from Thomas Guerriero, the holder of 86,649 shares of the issued and outstanding shares of common stock and 2,500 shares of the issued and outstanding Series A Convertible Prefered Stock, representing 70% of the issued and outstanding shares of common stock and Series A Convertible Preferred Stock. The Written Consent adopted resolutions which (1) authorized the Company to change the name of the Company from “WMX Group Holdings, Inc.” to “Oxford City Football Club, Inc.”; (2) increased the number of authorized shares of the Company’s common stock from four hundred and fifty thousand (450,000) shares to two hundred million (200,000,000) shares; and (3) increased the number of authorized shares of the Company’s preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Articles of Amendment to the Articles of Incorporation of WMX Group Holdings, Inc. may not be filed with the Florida Secretary of State and the name change may not be implemented until twenty (20) calendar days after this Information Statement is first mailed to our shareholders. As mentioned earlier, the name change will become effective upon the filing of the relevant documents with the Secretary of State of the State of Florida, which is anticipated to be on or about June __, 2013, twenty (20) days after the mailing of this Information Statement.

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ACTION #1

CORPORATE NAME

The Company believes that its new name is more descriptive of its current and projected business activities. Management believes that the proposed name "Oxford City Football Club, Inc." or a substantially similar name is more descriptive of the Company and its business.

Florida does not permit the reservation of a name. Accordingly, if the proposed name “Oxford City Football Club, Inc.” is not available when the Company files its Articles of Amendment the Company will file an amendment with a name substantially similar to Oxford City Football Club, Inc.

The Articles of Amendment to the Company's Articles of Incorporation that reflects the name change is attached hereto as Exhibit A. The name change will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Florida, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Company's stockholders.

ACTION #2

INCREASE AUTHORIZED COMMON STOCK

The Board of Directors and stockholders of the Company have approved an increase in the number of the Company’s authorized shares of common stock from four hundred and fifty thousand (450,000) shares to two hundred million (200,000,000) shares by means of filing Articles of Amendment to the Company’s Articles of Incorporation.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because the holders of common stock do not have preemptive rights to purchase or subscribe for any new issuances of common stock, the authorization and subsequent issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter current stockholders’ relative rights and limitations.

The Articles of Amendment to the Company's Articles of Incorporation that reflects the increase in the authorized common stock is attached hereto as Exhibit A. The increase in the authorized common stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Florida, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Company's stockholders.

Reason for Increase

On December 3, 2012, the Company filed Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida (the “Certificate of Designation”) setting forth the rights and preferences of the Company’s newly created Series A Convertible Preferred Stock. Among other things, the Certificate of Designation provided that any one (1) share of Series A Convertible Preferred Stock shall be convertible into one hundred (100) shares of our common stock. In order to ensure that there are a sufficient number of shares of common stock to convert into, the Certificate of Designation provides that the Company “will at all times reserve and keep available out of its authorized but unissued common stock solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock such number of shares of common stock as will from time to time be sufficient to effect the conversion of all of the outstanding Series A Convertible Preferred Stock.”

The Company currently has 2,500 shares of Series A Convertible Preferred Stock issued and outstanding. If the holders of the Series A Convertible Preferred Stock desire to convert into common stock, there would have to be at least an available 250,000 shares of authorized common stock. Currently, however, there are only 450,000 authorized shares of common stock and 320,353 shares of common stock issued and outstanding, leaving only 129,647 authorized and unissued common shares. With this many authorized but unissued shares of common stock available, it would be impossible to effect the conversion of all of the outstanding Series A Convertible Preferred Stock as required by the Certificate of Conversion. As such, the Company is required to increase its authorized common stock accordingly.

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In addition, the Company recently entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Oxford City Football Club, LLC, a Florida limited liability company (“Oxford City FC”), and the sole member of Oxford City FC, Thomas Guerriero. Pursuant to the terms of the Share Exchange Agreement, the Company agreed to acquire all of the issued and outstanding membership units of Oxford City FC in exchange for the issuance of 75,000 shares of the Company’s Series A Convertible Preferred Stock to Mr. Guerriero. Thus, we are also required to increase the authorized common stock in order to effect the conversion of an additional 75,000 shares of the Company’s Series A Convertible Preferred Stock.

Finally, in order to permit the Company to raise capital or issue its common stock for other business purposes, the Company needs to increase the number of shares of its authorized common stock for issuance under its Articles of Incorporation. As a result of the increase in authorized common stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

The Company has plans to raise additional money to fund the operations of the Oxford City Football Club and to provide for working capital. Specifically, the Company hopes to raise a maximum of $10,000,000 in the next twelve months. The Company currently has insufficient cash to operate its business at the current level for the next twelve months and insufficient cash to achieve its business goals. The success of the Company beyond the next 12 months is contingent upon obtaining additional financing. The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital, or other cash requirements. The Company does not have any formal commitments for the sales of stock at this time. There can be no assurance that such additional financing will be available to the Company on acceptable terms, or at all.

If the Company is able to acquire financing through the sale of its securities, the board is permitted to issue new shares of the Company for consideration that it feels proper, and without the vote of the shareholders of the Company. As such, you will not be able to vote upon the use of additional shares of the Company’s equity securities.

Effects of Increase

In general, the issuance of any new shares of common stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized common stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the common stock. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized common stock be utilized as an anti-takeover measure.

Interest of Related Parties in the Share Exchange Agreement

The Company’s officer and director, Mr. Thomas Guerriero, has substantial interest in the Share Exchange Agreement. As the sole member of Oxford City Football Club, LLC, he will acquire all of the 75,000 shares of Series A Convertible Preferred Stock in the transaction. Mr. Guerriero is the sole member of the Company’s board and sole shareholder that voted his shares in the Written Consent.

No Dissenters’ Right of Appraisal

Neither Florida law nor our Articles of Incorporation provide our shareholders with dissenters’ rights in connection with the Articles of Amendment to our Articles of Incorporation. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the Articles of Amendment to our Articles of Incorporation, even if a shareholder has not been given an opportunity to vote.

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ACTION #3

INCREASE AUTHORIZED PREFERRED STOCK

The Board of Directors and stockholders of the Company have approved an increase in the number of the Company’s authorized shares of preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares by means of filing Articles of Amendment to the Company’s Articles of Incorporation. The Articles of Amendment to the Company’s Articles of Incorporation will continue to permit the Company to issue “blank check” preferred stock.

The Articles of Amendment to the Company’s Articles of Incorporation will authorize the Company to issue 10,000,000 shares of preferred stock, of which 2,500 are already issued and outstanding as Series A Convertible Preferred Stock. The number of shares of preferred stock designated as Series A Convertible Preferred Stock shall be increased from 2,500 to 2,000,000 shares. As such, out of the total 10,000,000 shares of authorized preferred stock of the Company, 2,000,000 shares shall be designated as Series A Convertible Preferred Stock and the remaining 8,000,000 shall be authorized preferred stock without current designation, but as may be later established by the Board of Directors.

The Articles of Amendment to the Company's Articles of Incorporation that reflects the increase in the authorized preferred stock is attached hereto as Exhibit A. The increase in the authorized preferred stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Florida, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Company's stockholders.

Reason for Increase

The Company recently entered into a Share Exchange Agreement with Oxford City FC and Mr. Guerriero, as sole member. Pursuant to the terms of the Share Exchange Agreement, the Company agreed to acquire all of the issued and outstanding membership units of Oxford City FC in exchange for the issuance of 75,000 shares of the Company’s Series A Convertible Preferred Stock to the Mr. Guerriero. Thus, we are required to increase the authorized preferred stock in order to issue Mr. Guerriero 75,000 shares of the Company’s Series A Convertible Preferred Stock.

In addition, in order to permit the Company to raise capital or issue its preferred for other business purposes, the Company needs to increase the number of shares of its authorized preferred stock for issuance under its Articles of Incorporation. As a result of the increase in authorized preferred stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends.

As stated above for Action #2, Mr. Guerriero has a substantial interest in the Share Exchange Agreement as the sole member of Oxford City Football Club, LLC, and he will acquire the entire 75,000 shares of the Company’s Series A Convertible Preferred Stock in the transaction. Furthermore, the Company intends to raise $10,000,000 in the next twelve months and the shareholders will not be able to vote upon the sale of the Company’s equity securities.

Effects of Increase

In general, the issuance of any new shares of preferred stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized preferred stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of preferred stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the preferred stock. Such an issuance of shares of preferred stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized preferred stock be utilized as an anti-takeover measure.

No Dissenters’ Right of Appraisal

Neither Florida law nor our Articles of Incorporation provide our shareholders with dissenters’ rights in connection with the Articles of Amendment to our Articles of Incorporation. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the Articles of Amendment to our Articles of Incorporation, even if a shareholder has not been given an opportunity to vote.

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AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Description of Securities

Under our Articles of Incorporation, we are authorized to issue an aggregate of 450,000 shares of common stock, par value $0.0001 per share, and 10,000 shares of preferred stock, par value $0.0001 per share. As of April 29, 2013, there are 230,535 shares of our common stock are issued and outstanding, and 2,500 shares of Series A Convertible Preferred Stock issued and outstanding.

Common Stock

Pursuant to our bylaws, our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock and our Series A Convertible Preferred Stock (described below) that are present in person or represented by proxy. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting.

The holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Upon liquidation, dissolution or winding up of our company, the holders of shares of our common stock will be entitled to receive, on a pro rata basis, all assets of our company available for distribution to such holders.

In the event of any merger or consolidation of our company with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash), on a pro rata basis.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Series A Convertible Preferred Stock

On December 3, 2012, we filed an Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida (the “Certificate of Designation”) setting forth the rights and preferences of our newly created Series A Convertible Preferred Stock. Among other things, the Certificate of Designation (i) authorized ten million (10,000,000) shares of our preferred stock to be designated as “Series A Convertible Preferred Stock”; (ii) provided that the holders of Series A Convertible Preferred Stock shall have the right to cast one hundred (100) votes for each share held of record on all matters submitted to a vote of holders of our common stock; (iii) and provides that any one (1) share of Series A Convertible Preferred Stock shall be convertible into one hundred (100) shares of our common stock, par value $.0001 per share.

On December 3, 2012, we issued 10,000,000 shares of Series A Convertible Preferred Stock to Thomas Guerriero, the Corporation’s CEO and Director, in exchange for 1,000,000,000 shares of his common stock in the Corporation and the waiver of his 95% non-dilutive provision to maintain 95% equity at all times of the Corporation’s common stock.

On March 21, 2013, we filed Articles of Amendment (the “Amendment”) to our Articles of Incorporation with the Secretary of State of Florida which, among other things, implemented a 1/4000 stock split that reduce the authorized and outstanding preferred stock. Following the stock split, Mr. Guerriero’s holdings of Series A Convertible Preferred Stock was reduced to 2,500 shares.

On April 29, 2013, we agreed to issue to Mr. Guerriero an additional 75,000 shares of Series A Convertible Preferred Stock in connection with the sale of his membership interests in Oxford City FC. These shares are not yet issued and are awaiting an increase in our authorized preferred stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Nature and Approximate Amount of Consideration to be Received by Us in Exchange for our Share Issuance to Oxford City Football Club, LLC

In connection with the acquisition of Oxford City FC, Oxford City FC’s sole member will exchange all of the outstanding membership units of Oxford City FC and receive 75,000 shares of our Series A Convertible Preferred Stock.

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FINANCIAL AND OTHER INFORMATION

Management Discussion and Analysis

The information required by Item 303 of Regulation S-K is set forth below in the section titled “Mergers, Consolidations, Acquisitions and Similar Matters.”

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

None.

Financial Statements

The full text of our audited consolidated and pro forma financial statements is set forth in Exhibit B of This Information Statement.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

The Share Exchange Agreement

On April 29, 2013, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Oxford City Football Club, LLC, a Florida limited liability company (“Oxford City FC”), and the sole member of Oxford City FC, the Company’s CEO and Director, Mr. Thomas Guerriero.

Pursuant to the terms of the Share Exchange Agreement, the Company agreed to acquire all of the issued and outstanding membership units of Oxford City FC in exchange for the issuance of 75,000 shares of the Company’s Series A Convertible Preferred Stock to Mr. Guerriero. As a result of the Share Exchange Agreement, Oxford City FC will become a wholly-owned subsidiary of the Company and the Company will now carry on the business of Oxford City FC as its primary business. The Share Exchange Agreement contains customary representations, warranties and conditions to closing.

The closing of the Share Exchange Agreement is conditioned upon the increase of the Company’s authorized preferred stock, which is currently insufficient to issue out 75,000 shares of Series A Convertible Preferred Stock. The Company’s voting capital stock have approved by written consent an increase in authorized preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares. The increase will become effective twenty calendar days after the mailing of this Schedule 14C Information Statement to the Company’s shareholders.

Contact Information

WMX GROUP HOLDINGS, INC.

10 Fairway Drive, Suite 302

Deerfield Beach, FL 33441

Telephone: (617) 501-6766

OXFORD CITY FOOTBALL CLUB, LLC

10 Fairway Drive, Suite 302

Deerfield Beach, FL 33441

Telephone: (617) 501-6766

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Regulatory Approvals of the Oxford City FC Transaction

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the transaction, with the exception of the following:1) The name change to Oxford City Football Club, Inc., the increase in the authorized common stock of the Company from 450,000 to 200,000,000 shares, and the increase in authorized preferred stock of the Company from 10,000 to 10,000,000 shares must have been approved as disclosed pursuant to this Information Statement on Schedule 14C and an amendment to the Company’s Articles of Incorporation must be filed with the Secretary of State of Florida to effect the increase in capital and name change; and 2) The Commission must have reviewed the disclosures contained in this Information Statement on Schedule 14C and determined that it has no further comments.

Reports, Opinions and Appraisals Relating to the Oxford City FC Transaction

No report, opinion or appraisal materially relating to the Oxford City FC transaction has been received from an outside party.

Past Contacts, Transactions or Negotiations

The Company’s officer and director, Mr. Thomas Guerriero, has substantial interest in the Share Exchange Agreement. As the sole member of Oxford City Football Club, LLC, he will acquire all of the 75,000 shares of Series A Convertible Preferred Stock in the transaction. Mr. Guerriero is the sole member of the Company’s board and sole shareholder that voted his shares in the Written Consent.

Information about the Company and Oxford City FC

The Company is focused on two business divisions. First, the Company owns and operates a school known as the Cambridge Institute of Technology. Second, through its wholly-owned subsidiary, Oxford City Football Club, LLC, the Company will own and operate a minority interest in the Oxford City Football Club.

CIT Christian Institute of Technology University

During the first few months of 2013, the Company has been focused on course development for its CIT Christian Institute of Technology University division. It is the Company’s hope that the CIT Christian Institute of Technology will bring to highly qualified individuals an opportunity to expand their academic and experiential education. Through active participation in a rigorous and relevant learning experience students will gain new skills and insights, which will enhance their future success.

The Company has created and developed its first comprehensive degree program: a Bachelor’s Degree, Master’s Degree and Doctoral Degree in Economics and Financial Markets. The Company is expecting that its program will be ready to launch for this September's fall semester.

Oxford City Football Club and Academy

The Oxford City Football Club was founded in 1882 and has been a fixture in English Football ever since. Oxford City Football Club currently plays in the Conference North, with their focus on promotion. The organization has a championship tradition leading back to their FA Amateur Cup Championships in 1905-1906. Oxford City Football Club is one of the oldest and most historic club’s in the UK. The club has become a major contributor to football growth in the local community. It is also the largest participation club in the country with over 30 teams from all sectors of the community: boys, girls, men, ladies, learning disability teams and veterens. Oxford City Football Club plays their home games at Oxford City Football Club Stadium.

Oxford City Football Academy thrives to provide its student-athletes with a comprehensive year-round curriculum administered in collaboration with the best respected and accomplished firms in both football and academics. The goal of the Oxford City Academy is to provide student-athletes superb education and extraordinary football training. Oxford City Football Club Academy specializes in developing professional football players by scouting and training high quality football talents from around the world through its global network of affiliates.

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The Academy draws upon a highly credentialed international staff of accomplished football professionals, who are selected for their experience and expertise as trainers. The training program has the highest level of engagement from professional athletes. Oxford City Football Club Academy is focused on developing student-athletes into leaders on and off the field. Students garner athletic skills to improve their technique, performance and stamina. In addition, they will leave the Academy with life skills and the knowledge to make sound decisions to pursue their future endeavors.

The Company owns a minority interest in the team and the facilities. The majority is owned by Oxford City Youth Football Club Ltd., a charitable company in England. The Company expects that, in time, the business side of the club will be run through it, so all new revenue will be generated from the Company’s efforts. Oxford City Youth Football Club Ltd will still act as a charity with 30 teams and receiving donations.

The Company will have no direct involvement in the management of the Club. The Company owns a minority interest in the team and facilities, so it will have an asset that it hopes will appreciate in value. For its own revenues, the Company plans to act as a consultant with the Oxford City Football Club. Currently, there is no agreement in place for the Company to act as a consultant to the Club, but it plans to negotiate and come to terms in the next few months.

The Company’s vision is to enhance and augment the current operations of the Club. Thus, all revenue the Company expects to generate will come from international business dealings that the Company will directly create, develop and manage in connection with the promotion and execution of the Club’s operations. For instance, the Company expects to be involved as a consultant in the procurement of additional personnel and players and bring these impact individuals to the Club to add value and increase the Club’s revenue streams.  The Company will earn revenue for its role as consultant in that type of transaction. In addition, the Company may have the ability to raise money to build additional facilities such as a new stadium, basketball arena, futsal court and sports bubbles. In this type of situation, the Company will earn revenues not only in its capacity as a consultant for augmenting and expanding upon the current business of the Club, but for owning an interest in any new facilities and, as a landlord, leasing such facilities to the Club. These facilities will hopefully be an attractive option as a home ground to other professional teams and other sports like rugby, or for concerts and an array of events.

The majority owner of the Club, Oxford City Youth Football Club Ltd., is a charitable organization. Upon negotiating a sale of a minority interest to the Company, the majority holder consulting with Charity Commission in the UK to ensure that the transaction did not affect its charitable status. In a letter dated February 1, 2013 from the UK Charitable  Commission under Reference # 06193368, the UK Charity Commission confirmed that the sale transaction did not cause any issue with the charitable status.  The club's normal course of business will continue under the new structure and further growth and success is anticipated.

Properties

Our principal executive offices are located at 10 Fairway Drive, Suite 302, Deerfield Beach, FL 33441.Our offices are adequate for our current needs.

Legal Proceedings

WMX is not a party to any pending legal proceeding that we are aware of.

Risks Relating Business and Financial Condition

Because our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.

We have incurred cumulative net losses of $4,033,898 since inception to March 31, 2013. We have recurring losses and are dependent upon obtaining financing or generating revenue from operations to continue operations for the next twelve months. As of March 31, 2013, we had cash in the amount of $21,915. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

We have a limited operating history and if we are not successful in continuing to grow the business, then we may have to scale back or even cease ongoing business operations.

We have a very limited history of revenues from operations. There can be no assurance that we will ever operate profitably in the long term. Operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. Potential investors should be aware of the difficulties normally encountered in commercializing new products and services. If the business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in us.

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Our failure to raise additional capital or generate cash flows necessary to expand our operations and invest in new businesses could reduce our ability to compete successfully and adversely affect our results of operations.

We may need to raise additional funds to achieve our future strategic objectives, and we may not be able to obtain additional debt or equity financing on favorable terms, if at all. If we raise additional equity financing, our security holders may experience significant dilution of their ownership interests and the value of shares of our common stock could decline. If we engage in debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness, force us to maintain specified liquidity or other ratios or restrict our ability to pay dividends or make acquisitions. If we need additional capital and cannot raise it on acceptable terms, we may not be able to, among other things:

▪	develop and enhance our existing products and services;
▪	continue to expand our technology development, sales and/or marketing organizations;
▪	hire, train and retain employees; or
▪	respond to competitive pressures or unanticipated working capital requirements.

Our inability to do any of the foregoing could reduce our ability to compete successfully and adversely affect our results of operations.

We are a small company with limited resources compared to some of our current and potential competitors and we may not be able to compete effectively and increase market share.

The success of a sports business, like ours, is dependent upon the performance and/or popularity of its franchises. Our team competes, in varying respects and degrees, with other live sporting events, and with sporting events delivered over television networks, radio, the Internet and online services, mobile applications and other alternative sources. For example, the Oxford City Football Club competes for attendance, viewership and advertising with a wide range of alternatives available in England. During some or all of the seasons, our sports team faces competition, in varying respects and degrees, from other sports as well.

As a result of the large number of options available, we face strong competition to attract sports fans in our area and globally. We must compete with these other sports teams and sporting events, in varying respects and degrees, including on the basis of the quality of the team we field, its success in the league in which it competes, our ability to provide an entertaining environment at our games, prices we charge for tickets and the viewing availability of our teams on multiple media alternatives. Given the nature of sports, there can be no assurance that we will be able to compete effectively, including with companies that may have greater resources than we have, and as a consequence, our operating margins and market position could be reduced and the growth of our business inhibited.

Because the Oxford City Football Club is currently in a less esteemed conference, we are subject to inconsistent sales and spotty sponsorship opportunities.

The Oxford City Football Club is a member of the English FA Conference North Division. This division is far inferior to larger and more prestigious leagues such as the English Premier League. As a result of playing in the English FA Conference North Division, we are subject to less visibility, media exposure, fan base and talent. This in turn leads to inconsistent ticket sales and less than desirable sponsorship opportunities than enjoyed in better leagues.

Moreover, as the majority of the Oxford City Football Club revenue is earned in the UK, economic downturn in the UK may have a greater effect on the Oxford City Football Club’s business than if the Oxford City Football Club’s revenue sources were geographically more diverse.

Because the Oxford City Football Club has been maintained by charitable donations, we will face difficulty transitioning the team to a profit based organization.

The Oxford City Football Club has been owned and operated by a charitable organization. The club has funded operating expenses from donations and not from capital from a profit based organization. As a result, the club has been limited in growth and expansion opportunities. Meeting our operating expenses from donations will slowly fade as we take on revenues from traditional sources like clubs of our caliber, such as ticket sales, sponsorship arrangements, trading players, and prize money won in competitions. The level of attendance may be influenced by a number of factors, some of which are wholly or partly outside of the control of the Club. These factors include the success of the Club, admission prices and general economic conditions which affect personal disposable income and corporate marketing and hospitality budgets. We cannot guarantee that the transition to a profit structure will be feasible to meet our growth and expansion demands.

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If Oxford City Football Club fails to perform, we risk decreased revenues.

Weak performance in the division and cup competitions could cause revenue to fall. A general decline in the performance of the Club could cause future revenues to be lower than expected. We are trying to establish the Club in a more prestigious league, but there is a risk that a failure of the Club to perform as well as expected will result in the Club not being promoted. In the event that the Club does not progress as well as is currently anticipated there is a risk that the sources and levels of income available to the Club will not be improved from their current status and may worsen if key sponsorship agreements are not secured as a result of the Club’s performance and if such agreements cannot be engaged it could cause the company to fail.

There is currently some uncertainty about the financial stability of certain UK football clubs and the proposals for the structure of UK football in the future. The uncertainty in relation to the financial stability of certain UK football clubs present a risk for the Company in relation to the manner in which the division and cup competitions will be structured in the future which may have a material adverse effect on the manner in which broadcasting and other revenue streams can be monetized by the Company.

There could be an increase in the relative size of wage bills or transfer costs. It is important that the Club is able to employ suitable playing and coaching staff. As a result, the Club is obliged to pay wages in line with the Club’s competitors in the UK. In the event that the Club is competing against the premier teams, and upper division clubs in UK and across Europe, the Club may be required to pay higher player wages in order to secure players, which would reduce profitability.

Our decisions, especially those concerning player selection and salaries, may negatively affect our financial performance.

Creating and maintaining our sports team’s popularity and/or on-field competitiveness is key to the success of our sports business. As with other sports teams, the competitive positions of our sports teams depends primarily on our ability to develop, obtain and retain talented players, for which we compete with other professional sports teams. Our efforts in this regard may include, among other things, trading for highly compensated players, signing draft picks, free agents or current players to new contracts, engaging in salary arbitration with existing players and terminating and waiving players. Any of these actions could increase expenses for a particular period, subject to any salary cap restrictions contained in the respective leagues' collective bargaining agreements. There can be no assurance that any actions taken by management to increase our long-term value will be successful.

A significant factor in our ability to attract and retain talented players is player compensation. Player salaries have generally increased significantly and may continue to increase. We may pay our players different aggregate salaries and a different proportion of our revenues than other franchises. Future collective bargaining agreements may increase the percentage of league-wide revenues to which players are entitled or impose other conditions, which may further increase our costs.

We have incurred, and may in the future incur, significant charges for costs associated with transactions relating to players on our sports teams for season-ending and career-ending injuries and for trades, waivers and contract terminations of players and other team personnel, including team executives. These transactions can result in significant charges as we recognize the estimated ultimate costs of these events in the period in which they occur, although amounts due to these individuals are generally paid over their remaining contract terms. These expenses add to the volatility of the results of our sports division.

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In the event we are embroiled in a dispute with associations governing our business or have sanctions issued against us, could result in serious negative financial consequences that we may not be able to recover from.

A failure by the Club to comply with the English Football Association and FIFA rules could result in sanctions. The Club is regulated by the rules of the English Football Association and FIFA (and may in the future be regulated by other football regulatory authorities if the Club is a member of another league). A failure to comply with these rules could result in fines or other sanctions being imposed on the Club which may impact on the Club’s ability to play football as competitively as it intends and may result in financial penalties being imposed on the Company that we are not able to financial handle.

Because we are a small enterprise, we may not be able to negotiate broadcasting arrangements to generate revenue.

The majority of televisions broadcasting rights contracts are currently centrally negotiated by football authorities in the UK and Europe. The Company may not have any direct influence on the outcome of such contract negotiations. Consequently, the distribution of the revenues from such broadcasting rights agreements may not be concluded in the way that would maximize revenue to the Company.

If the structure of UK football changes, we may not be able to compete.

Any change in the structure of the English FA and the format of the league and/or cup competitions in which the Club plays, or might in the future play, could have an impact on Oxford City Football Club income. In addition to possible changes to the format of existing competitions, were new competitions to replace existing competitions (for example, a European league) the Oxford City Football Club income may be affected. In particular, if such a change in format or structure resulted in a decrease in the number of home fixtures played, this may have an adverse effect on the Oxford City Football Club income.

Our divisions may not gain market acceptance, which would prevent us from achieving sales and market share.

Our long term hope is to acquire a portfolio of revenue producing companies separated into divisions. The development of successful divisions may be adversely affected by a number of factors, some of which are beyond our control, including:

▪	our failure to create profitable business opportunities for our customers;
▪	our failure to meet the public’s demand for instant access to an unlimited amount of information, products and services; and
▪	our failure to develop and maintain successful relationships with customers, investors and strategic business partners.

If our division fails to gain market acceptance, we will be unable to achieve revenues and remain in business.

Our commercial success depends significantly on our ability to develop and commercialize our divisions and services we provide without infringing the intellectual property rights of third parties.

Our commercial success will depend, in part, on operating our business without infringing on the proprietary rights of third parties. Third parties that believe we are infringing on their rights could bring actions against us claiming damages and seeking to enjoin the development, marketing and use of our website and services. If we become involved in any litigation, it could consume a substantial portion of our resources, regardless of the outcome of the litigation. If any of these actions are successful, we could be required to pay damages and/or to obtain a license to continue to develop or market our services, in which case we may be required to pay substantial royalties. However, any such license may not be available on terms acceptable to us or at all. Ultimately, we could be prevented from commercializing our website or forced to cease some aspect of our business operations as a result of patent infringement claims, which would harm our business.

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Our success depends on continuing to hire and retain qualified personnel, including our director and officers and our technical personnel. If we are not successful in attracting and retaining these personnel, our business will suffer.

Our success depends substantially on the performance of our management team and key personnel. Currently, we have one full-time employee, Mr. Thomas Anthony Guerriero, and one part-time employee, Philip Clark. Due to the specialized nature of our business, we are particularly dependent on our personnel. Our future success will depend on our ability to attract, integrate, motivate and retain qualified technical, sales, operations, and managerial personnel, as well as our ability to successfully implement a plan for management succession. Competition for qualified personnel in our business areas is intense, and we may not be able to continue to attract and retain key personnel. In addition, if we lose the services of any of our management team or key personnel and are not able to find suitable replacements in a timely manner, our business could be disrupted and we may incur increased operating expenses.

Our officers have no experience in managing a public company, which increases the risk that we will be unable to establish and maintain all required disclosure controls and procedures and internal controls over financial reporting and meet the public reporting and the financial requirements for our business.

Our management has a legal and fiduciary duty to establish and maintain disclosure controls and control procedures in compliance with the securities laws, including the requirements mandated by the Sarbanes-Oxley Act of 2002. Although our officers have substantial business experience, they have no experience in managing a public company. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Because our officers have no prior experience with the management of a public company, we may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting, and disclosure controls and procedures. If we cannot assess our internal control over financial reporting as effective or provide adequate disclosure controls or implement sufficient control procedures, investor confidence and share value may be negatively impacted.

We may not be successful in our partnerships and joint ventures with other companies and businesses, which may negatively affect our results of operations and financial condition.

We are currently pursuing partnerships and joint ventures with other companies in order to acquire additional business opportunities. We are constantly exploring potential relationships with companies that would complement our company while at the same time allowing us to maintain flexibility in executing our business plan without impediment. However, we may not form these relationships in a timely manner, on a cost-effective basis, or at all, and we may not realize the expected benefits of any partnership or joint venture. Even if we are successful in forming these relationships, they may require us to incur significant fees, increase our short- and long-term expenditures, pose significant integration challenges, require additional expertise or disrupt our current management or business, which could harm our operations and financial results.

If we are unable to manage our growth effectively, our business, financial condition and results of operations may be adversely affected.

The Company intends to increase our customer base, expand our product offerings and pursue market opportunities. The expansion of our operations and employee base is expected to place a significant strain on our management, operational and financial resources. There can be no assurance that our current management or sales, marketing & support or technical personnel will be able to support our future operations or to identify, manage and exploit potential market and technological opportunities. If we are unable to manage growth effectively, such inability could have a material adverse effect on our business, financial condition and results of operations.

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Because our officer and director, Mr. Thomas Guerriero, owns a substantial percentage of our common stock and holds Series A Convertible Stock with super voting and conversion rights, investors are subject to the decisions of Mr. Guerriero as our majority shareholder.

We have 77,500 shares of Series A Convertible Preferred Stock issued and outstanding and held by Mr. Guerriero (once we increase our authorized preferred stock to be able to issue 75,000 shares that are due to Mr. Guerriero). Each share of Series A Convertible Preferred Stock carries with it the right to vote 100 shares with our common stock and to convert into 100 shares of common stock. As such, Mr. Guerriero will have overwhelming influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of substantially all of our assets, and also the power to prevent or cause change of control. Your ownership will not affect the outcome on any of these or other corporate matters.

Risks Relating to Our Securities

If a market for our common stock does not develop, shareholders may be unable to sell their shares.

Our common stock is publicly traded under the symbol “WMXG” on the OTCQB operated by OTC Markets Group, Inc, an electronic inter-dealer quotation medium for equity securities. We do not currently have an active trading market. There can be no assurance that an active and liquid trading market will develop or, if developed, that it will be sustained.

Because we will be subject to the “Penny Stock” rules once our shares are quoted on the over-the-counter bulletin board, the level of trading activity in our stock may be reduced.

The Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any listed, trading equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules which may increase the difficulty Investors may experience in attempting to liquidate such securities.

Forward-Looking Statements

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

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Results of operations for the three and nine months ended March 31, 2013 and March 31, 2012, and for the period from Inception (January 18, 2011) to March 31, 2013

Our operating results for the three and nine months ended March 31, 2013 and March 31, 2012 are summarized as follows:

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	March 31, 2013	March 31, 2012	March 31, 2013	March 31, 2012
Revenue	$1,985	$—	$53,435	$—
Operating Expenses	670,432	98,313	2,730,491	550,062
Net Loss	$668,447	$98,313	$2,677,056	$550,062

Revenues

We are a development stage company and have generated nominal revenues of $53,533 from inception (January 18, 2011) to March 31, 2013. We do not anticipate significant revenues until we have completed and successfully executed our business plan.

Expenses

Our expenses for the three and nine months ended March 31, 2013 and March 31, 2012 are outlined in the table below:

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	March 31, 2013	March 31, 2012	March 31, 2013	March 31, 2012
General and administrative	$66,449	$10,922	$139,816	$47,747
Depreciation	1,733	300	3,280	899
Software development	1,609	1,686	2,609	52,610
Officer compensation	552,333	62,500	764,780	187,500
Professional fees	22,308	22,905	87,370	61,306
Professional stock-based fee	26,000	—	626,000	200,000
Loss on extinguishment of accounts payable and due to related parties	—	—	1,106,636	—
Total	$670,432	$98,313	$2,730,491	$550,062

Our operating expenses increased by $572,119 and $2,180,429 for the three and nine months ended March 31, 2013 as compared with the three and nine months ended March 31, 2012. Our large increase in operating expenses is largely attributable to general and administrative, officer compensation, professional stock-based fees and loss on the extinguishment of accounts payable and due to related parties.

We anticipate that we will incur approximately $52,000 for operating expenses, including, legal, accounting and audit expenses associated with our reporting requirements as a public company under the Exchange Act during the next twelve months.

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Net Loss

We recorded a net loss of $668,477 and $2,677,056 for the three and nine months ended March 31, 2013, as compared with $98,313 and $550,062 for the three and nine months ended March 31, 2012. We have incurred losses since inception and have a cumulative retained deficit of $4,033,898 as of March 31, 2013.

Results of Operations for the Year Ended June 30, 2012, the Period from Inception (January 18, 2011) to June 30, 2011 and Inception (January 18, 2011) to June 30, 2012

Revenues

We are a development stage company and have generated nominal revenues of $98 from inception (January 18, 2011) to June 30, 2012. We do not anticipate significant revenues until we have completed and successfully sold our products and services in the market.

Operating Expenses

Operating expenses increased to $1,034,442 for the year ended June 30, 2012 from $322,498 for the period ended June 30, 2011. Our operating expenses for the year ended June 30, 2012 consisted mainly of professional fees of $126,786, officer compensation of $256,987, stock-based compensation of $497,064, general and administrative of $62,566 and software development of $52,849. In comparison, our operating expenses for the period from inception (January 18, 2011) to June 30, 2011consisted mainly of professional fees of $42,530, officer compensation of $125,000, stock-based compensation of $4,500, general and administrative of $81,619 and software development of $48,615. The increase in the operating expenses was primarily due to the write-off of stock-based prepaid expenses totaling $238,702 for investor relations consultants acquired from the reverse take-over of Smart Kids Group, Inc. on April 30, 2012, expensed the stock-based prepaid expenses of $58,362, and paid $200,000 in for investor relations consultants as stock-based compensation for the year ended June 30, 2012, as compared to $4,500 paid in stock-based compensation for the period ended June 30, 2012. Officer compensation increased proportionately with the longer fiscal period in 2012. During the year ended June 30, 2012, finance expense of $25,000 was due the write-off of deferred finance charge acquired from the reverse take-over of Smart Kids Group, Inc. on April 30, 2012. Total operating expense incurred to date since inception (January 18, 2011) to June 30, 2012 is $1,356,940.

Net Loss

As a result of an increase in operating costs and other expenses, our net loss for the year ended June 30, 2012 was $1,034,344 compared to net loss of $322,498 for the period ended June 30, 2011 and $1,356,842 for the period from inception (January 18, 2011) to June 30, 2012.

Liquidity And Capital Resources

Working Capital

	March 31, 2013	June 30, 2012
Current Assets	$40,877	$68,321
Current Liabilities	$355,326	$897,500
Working Capital (Deficit)	($314,449)	($829,179)

Cash Flows

	Nine Months Ended March 31, 2013	Nine Months Ended March 31, 2012
Cash used in Operating Activities	$(703,793)	$(159,665)
Cash used in Investing Activities	$(23,805)	$(569)
Cash provided by Financing Activities	$686,192	$212,020
Increase (Decrease) in Cash	$(41,406)	$51,786

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Cash Used In Operating Activities

Our net loss for the nine months ended March 31, 2013 was the main contributing factor for our negative operating cash flow, offset mainly by the loss on the extinguishment of accounts payable and due to related parties of $1,106,636, professional stock-based expenses of $626,000 and increase in officer compensation payable of $300,175.

Cash from Financing Activities

We generated $686,192 in cash from the issuance of common stock during the nine months ended March 31, 2013.

As of March 31, 2013, we have insufficient cash to operate our business at the current level for the next twelve months and insufficient cash to achieve our business goals. The success of our business plan beyond the next 12 months is contingent upon us obtaining additional financing. We intend to fund operations through debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There can be no assurance that such additional financing will be available to us on acceptable terms, or at all.

Off Balance Sheet Arrangements

As of March 31, 2013, there were no off balance sheet arrangements.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have incurred losses since inception and have a cumulative retained deficit of $4,033,898 as of March 31, 2013. We require capital for our contemplated operational and marketing activities. Our ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of our contemplated plan of operations, and our transition, ultimately, to the attainment of profitable operations are necessary for us to continue operations. The ability to successfully resolve these factors raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

In order to mitigate the risk related with this uncertainty, we plan to issue additional shares of common stock for cash and services during the next 12 months.

Results of Operations for Oxford City Football Club, LLC

The company’s sole asset is an investment in the Oxford City Football Club (Trading) Limited worth $6,000. The company has no liabilities.

The Oxford City Football Club, LLC generated no revenues from inception (March 8, 2013) to April 29, 2013. The company had operating expenses of $150 for the same period. From inception (March 8, 2013) to April 29, 2013 the company recognized losses under the equity method totaling $29,000, representing its 49% share of losses in Oxford City Football Club (Trading) Limited.

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Management

The following information sets forth the names, ages, and positions of our current directors and executive officers..

Name	Age	Principal Positions With Us
Thomas Anthony Guerriero	35	Chief Executive Officer and Director
Diana Lovera		Chief Operating Officer
Philip Clark	50	Chief Financial Officer
Anthony Guerriero	65	Director of Marketing

Set forth below is a brief description of the background and business experience of each of our current executive officers and directors.

Thomas Anthony Guerriero. Mr. Thomas Anthony Guerriero has over thirteen years of extensive upper executive experience. Mr. Guerriero has been the Chairman & CEO of WMX Group, Inc since January 2011. Prior to this he was the CEO of Global Wealth Advisors in New York, successfully growing the firm and its assets from 2009 up until the firm’s acquisition 2010-2011. From 2001 until 2009 Mr. Guerriero was an independent financial advisor, utilizing several broker dealer platforms to facilitate his business and clientele. He built both his client book and staff leading up until the launch of Global Wealth Advisors a Registered Investment Advisory Firm. Mr. Guerriero attended Graduate School at Harvard University (2010-2012), holds two Graduate Certificates from Boston University (2009) & the University of Notre Dame (2006). In addition, he has two Bachelor of Art degrees from Fairleigh Dickinson University (1998) & Thomas Edison State (2001). Mr. Guerriero is a published author with "How To Understand & Master The Stock Market" and "Plan For Crisis".

Diana Lovera has served as the Company’s Chief of Staff since January 2012. Prior to that, she studied at American Intercontinental University.

Philip Clark. Mr. Clark is a Chartered Accountant and Certified Public Accountant with over twenty years experience in public accounting. Most recently he has served as the CFO for a publicly traded company American Rare Earths & Material, Corp in the sporting goods and materials application sector for the last three years. From 2005 to 2008, Mr. Clark was a senior manager and partner of Danziger Hochman Partners LLP. From 1992 to 2005, Mr. Clark was a manager, then Partner, and then Managing Partner of Mackay Landau, Chartered Accountants. He has also served as Audit Committee Chair and Director of a Canadian crown corporation. Mr. Clark has experience accounting and auditing SEC registrants, Canadian public companies, government entities and owner managed businesses. He articled with Ernst & Young, Chartered Accountants, and received a Bachelor of Commerce degree (Honours) from McMaster University in 1986.

Anthony Guerriero. Mr. Guerriero is currently our director of marketing. He was the former Director of Marketing Earth Thebault, a Division of Earth Color, Parsippany from January 2006 – to December 2008. There he created and managed this dual operation realizing a revenue income of $13 million/year, reducing costs by $1.3 million. His role was to oversee all print Production & Quality Control. He contracted and maintained a client base with companies such as HBO, Sony, Capital One, Bristol Myers, American Express, Person Education, Margraw Hill, BBDO.

Prior to Earth Thebault he was an Executive at Applied Printing Technology, in Moonachie, NJ from 1996 – 2006. There he sold $4 million in business per year, specializing in catalogs, direct mail material, poster reproductions, brochures, and corporate image booklets. He was able to acquire new client accounts with companies such as Saks Fifth Avenue, The Gap, McGraw Hill, and Pearson Education, while retaining existing clients through excellent service. He implemented strategic pricing models to win business from competing print houses. Prior to this he was the President of Glaser Printing Company, in New York, NY from 1982 – 1996. In 1987 transitioned from Production Manager to the President/Owner with the purchase of the company doing a print business from stationery to corporate brochures. Grew the company from $1.5 million in revenue a year to $3.8 Million. Initiated and maintained key accounts with companies such as AT&T, Steinway & Sons, Diners Club, Staten Island University Hospitals, Rosenthal China, and the 96 office printing needs of Drake Bean Morin.

20

Term of Office

Our Directors are appointed for a one year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Family Relationships

Anthony Guerriero and Thomas Guerriero are father and son.

Aside from the above, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of the Board

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for the fiscal years ended June 30, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas Guerriero, CEO and Director	2012 2011	250,000 125,000	0 0	0 0	0 0	0 0	0 0	0 0	250,000 125,000
Syed Gilani, Former President	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Philip Clark, CFO	2012	0	0	0	0	0	0	7,675(1)	7,675
Lisa Yakiwchuck, Former COO	2012	0	0	0	0	0	0	0	0
Richard Shergold, Former Director	2012	6,987	0	0	0	0	0	0	6,987
Anthony Guerriero, Director of Marketing	2012	0	0	0	0	0	0	0	0

(1)	Prior to his appointment as CFO, Mr. Clark invoiced the company $7,675 for accounting work he incurred through a company in which he is a majority shareholder and director.

21

Narrative Disclosure to the Summary Compensation Table

On December 1, 2012, we executed a consulting agreement (the “Agreement”) with GCE Wealth, Inc. (“GCE”), a company controlled by our CEO, Mr. Thomas Guerriero. Pursuant to the terms and conditions of the Agreement, among other things:

▪	GCE will act as our consultant through December 2015; and
▪	GCE will receive $950 per hour for services rendered;

Aside from the foregoing, we have not entered into any employment agreement or consulting agreement with our executive officers. There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Although we do not currently compensate our officers, we reserve the right to provide compensation at some time in the future. Our decision to compensate officers depends on the availability of our cash resources with respect to the need for cash to further our business purposes.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of June 30, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Thomas Guerriero	-	-	-	-	-	-	-	-	-
Syed Gilani	-	-	-	-	-	-	-	-	-
Philip Clark	-	-	-	-	-	-	-	-	-
Lisa Yakiwchuck	-	-	-	-	-	-	-	-	-
Anthony Guerriero	-	-	-	-	-	-	-	-	-

22

Certain Relationships and Related Party Transactions

Other than the transactions described below and under the heading “Executive Compensation” (or with respect to which such information is omitted in accordance with SEC regulations), since July 1, 2012 there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Employment –On July 1, 2012, the board approved that the Company will compensate the Chief Executive Officer a base salary of $500,000 per annum. The total expense related to this agreement was $208,334 and $125,000 for the six months ended December 31, 2012 and 2011, respectively; and $83,334 and $62,500 for the three months ended December 31, 2012 and 2011, respectively. This agreement was terminated on November 30, 2012.

On December 1, 2012, the Company executed a consulting agreement (the “Agreement”) with GCE Wealth, Inc. (“GCE”), a company controlled by our CEO, Mr. Thomas Guerriero. Pursuant to the terms and conditions of the Agreement, among other things GCE will act as our consultant through December 2015 and GCE will receive $950 per hour for services rendered. The total expense related to this agreement was $4,114 and $0 for six months and three months ended December 31, 2012 and 2011, respectively.

As of December 31, 2012 and June 30, 2012, $1,194 and $31,352 of total officer compensation was unpaid and recorded as payable, respectively.

Series A Convertible Preferred Stock. On December 3, 2012, we filed an Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida (the “Certificate of Designation”) setting forth the rights and preferences of our newly created Series A Convertible Preferred Stock. Among other things, the Certificate of Designation (i) authorized ten million (10,000,000) shares of our preferred stock to be designated as “Series A Convertible Preferred Stock”; (ii) provided that the holders of Series A Convertible Preferred Stock shall have the right to cast one hundred (100) votes for each share held of record on all matters submitted to a vote of holders of our common stock; (iii) and provides that any one (1) share of Series A Convertible Preferred Stock shall be convertible into one hundred (100) shares of our common stock, par value $.0001 per share.

On December 3, 2012, we issued 10,000,000 shares of Series A Convertible Preferred Stock to Thomas Guerriero, the Corporation’s CEO and Director, in exchange for 1,000,000,000 shares of his common stock in the Corporation and the waiver of his 95% non-dilutive provision to maintain 95% equity at all times of the Corporation’s common stock.

On March 21, 2013, we filed Articles of Amendment (the “Amendment”) to our Articles of Incorporation with the Secretary of State of Florida which, among other things, implemented a 1/4000 stock split that reduce the authorized and outstanding preferred stock. Following the stock split, Mr. Guerriero’s holdings of Series A Convertible Preferred Stock was reduced to 2,500 shares.

On April 29, 2013, we agreed to issue to Mr. Guerriero an additional 75,000 shares of Series A Convertible Preferred Stock in connection with the sale of his membership interests in Oxford City Football Club, LLC. These shares are not yet issued and are awaiting an increase in our authorized preferred stock.

23

Market Information

Our common stock is quoted under the symbol “WMXG” on the OTCBB operated by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the OTCQB operated by OTC Markets Group, Inc. Few market makers continue to participate in the OTCBB system because of high fees charged by FINRA. Consequently, market makers that once quoted our shares on the OTCBB system may no longer be posting a quotation for our shares. As of the date of this report, however, our shares are quoted by several market makers on the OTCQB. The criteria for listing on either the OTCBB or OTCQB are similar and include that we remain current in our SEC reporting.

Only a limited market exists for our securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder may be unable to resell his securities in our company.

The following tables set forth the range of high and low prices for our common stock for the each of the periods indicated as reported by the OTCQB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending June 30, 2012
Quarter Ended	High $	Low $
June 30, 2012	$0.0535	$0.016
March 31, 2012	$0.32	$0.011
December 31, 2011	$0.04	$0.011

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

As of April 29, 2013, we had 230,535 shares of our common stock issued and outstanding, held by 57 shareholders of record.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The

Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business, or;
2.	our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of April 29, 2013, the beneficial ownership of our common and preferred stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Unless otherwise noted, the address of each beneficial owner is located at 10 Fairway Drive, Suite 302, Deerfield Beach, FL 33441.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class (2)
Common	Thomas Guerriero	339,649(3)	70%
Common	Philip Clark	-	-
Common	Anthony Guerriero	-	-
Total of All Directors and Executive Officers:

More Than 5% Beneficial Owners:
Common	None

(1)	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2)	The percent of class is based on 480,535 voting shares as of April 29, 2013, comprised of 230,353 shares of the Company’s common stock issued and outstanding as of April 29, 2013, and 2,500 shares of the Company’s Series A Convertible Preferred Stock issued and outstanding as of April 29, 2013, which has the power to vote 250,000 shares.
(3)	Includes 89,649 shares of common stock and 2,500 shares of Series A Convertible Preferred Stock held in his name.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE PLAN, PLEASE CONTACT:

WMX GROUP HOLDINGS, INC.

10 Fairway Drive, Suite 302, Deerfield Beach, FL 33441

Telephone: (617) 501-6766

Sincerely,

/s/ Thomas Guerriero
Thomas Guerriero
President and Chief Executive Officer

25

EXHIBIT A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

WMX GROUP HOLDINGS, INC.

Pursuant to the provisions of section 607.1006 of the Florida Business Corporation Act, WMX Group Holdings, Inc. (the "Corporation"), adopts the following amendments to its Articles of Incorporation:

FIRST: Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of this Corporation is: Oxford City Football Club, Inc.

SECOND: Article V of the Articles of Incorporation is hereby amended to read as follows:

The total number of shares of capital stock that the Corporation has the authority to issue is two hundred ten million (210,000,000) shares. These shares shall be divided into two classes, consisting of two hundred million (200,000,000) shares of common stock $.0001 par value per share and ten million (10,000,000) shares of preferred stock, blank check, $.0001 par value per share.

On December 3, 2012, the Corporation filed Articles of Amendment to the Articles of Incorporation to provide for a Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”). The Certificate of Designation is incorporated herein by reference in its entirety, with the exception that the number of shares of preferred stock designated as Series A Convertible Preferred Stock shall be two million (2,000,000) shares.

The foregoing amendment was authorized and approved by the Board of Directors by unanimous written consent, in lieu of a meeting effective as of April 29, 2013 and approved by the shareholders owning a majority of the outstanding voting shares pursuant to a written consent, in lieu of a meeting effective as of April 29, 2013. The number of votes cast for the amendment by the shareholders was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this _____ day of __________, 2013.

OXFORD CITY FOOTBALL CLUB, INC.

By: ________________

Name: Thomas Guerriero

Title: CEO and Director

26

EXHIBIT B

OXFORD CITY FOOTBALL CLUB, LLC

INDEX TO FINANCIAL STATEMENTS

AUDITED
Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Operations
Statement of Member’s Equity
Statement of Cash Flows
Notes to Financial Statements
PRO FORMA
Condensed Combined Balance Sheets
Condensed Combined Statement of Operations for the nine months ended March 31, 2013
Condensed Combined Statement of Operations for the year ended June 30, 2012

OXFORD CITY FOOTBALL CLUB (TRADING) LIMITED

 For the Years Ended 31 May 2011 & 2012

31 May 2011
Profit and Loss Account
Balance Sheet
Notes to the Financial Statements

31 May 2012
Profit and Loss Account
Balance Sheet
Notes to the Financial Statements

OXFORD CITY FOOTBALL CLUB (TRADING) LIMITED

Interim Financial Statements

For the Nine Months Ended 28 February 2013

(Unaudited)

Interim Profit and Loss Account
Interim Balance Sheet
Notes to the Interim Financial Statements

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the member of

Oxford City Football Club, LLC

We have audited the accompanying balance sheet of Oxford City Football Club, LLC (the “Company”) as of April 29, 2013 and the related statements of operations, member’s equity and cash flows for the period from inception (March 8, 2013) through April 29, 2013. Oxford City Football Club, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oxford City Football Club, LLC as of April 29, 2013 and the results of its operations and its cash flows for the period from inception (March 8, 2013) through April 29, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC

Henderson, Nevada

May 23, 2013

28

OXFORD CITY FOOTBALL CLUB, LLC

BALANCE SHEET

(AUDITED)

As of April 29, 2013
ASSETS
Current assets:
Cash	$—
Total current assets	—

Investment in Oxford City Football Club (Trading) Limited	6,000

Total assets	$6,000

LIABILITIES AND MEMBER EQUITY

Current liabilities:
Accounts payable	$—
Total current liabilities	—

Total liabilities	—

Member equity:
Member's equity	6,000
Total member equity	6,000

Total liabilities and member equity	$6,000

The accompanying notes are an integral part of these financial statements.

29

OXFORD CITY FOOTBALL CLUB, LLC

STATEMENT OF OPERATIONS

(AUDITED)

From inception (March 8, 2013) to April 29, 2013
Revenue	$—

Operating expenses:
General and administrative	150
Total operating expenses	150
Net operating loss	(150)
Other income (expense)
Equity in loss of Oxford City Football Club (Trading) Limited	(29,000)
(29,000)

Net loss	$(29,150)

The accompanying notes are an integral part of these financial statements.

30

OXFORD CITY FOOTBALL CLUB, LLC

STATEMENT OF MEMBER’S EQUITY

(AUDITED)

Total Member’s Equity

Balance, March 8, 2013	$—

Member contributions	35,150

Net loss	(29,150)

Balance, April 29, 2013	$6,000

The accompanying notes are an integral part of these financial statements.

31

OXFORD CITY FOOTBALL CLUB, LLC

STATEMENT OF CASH FLOWS

(AUDITED)

From inception (March 8, 2013) to April 29, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(29,150)
Adjustment to reconcile net loss to net cash used in operating activities
Share of loss of Oxford City Football Club (Trading) Limited	29,000
Changes in operating assets and liabilities:
Increase in accounts payable	—
Net cash used by operating activities	(150)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from member's contributions	150
Net cash provided by financing activities	150

NET CHANGE IN CASH	—
CASH AT BEGINNING OF PERIOD	—
CASH AT END OF PERIOD	$—

SUPPLEMENTAL DISCLSOURE OF CASH FLOW INFORMATION:
Interest paid	$—
Income taxes paid	$—
NON-CASH INVESTING AND FINANCING ACTIVITIES
6,250 shares of WMX Group Holdings, Inc. common stock contributed by member	$35,000
Investment in Oxford City Football Club (Trading) Limited	$35,000

The accompanying notes are an integral part of these financial statements.

32

OXFORD CITY FOOTBALL CLUB, LLC

Notes to Financial Statements

(AUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Oxford City Football Club, LLC (the “Company”) was formed in the State of Florida on March 8, 2013.

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in U.S. dollars. The Company’s fiscal year end is June 30.

Nature of operations

The Company was formed for the purpose of acquiring a 49% interest in the Oxford City Football Club (Trading) Limited (the “Football Club”). The principle activity of the Football Club is carrying on the business of the Oxford City Football Club located in the City of Oxford, England.

Managing member of Company

The Company is managed by Mr. Thomas Guerriero, the Company’s sole member.

Cash

Cash consists of all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value. As of April 29, 2013, there are no cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of April 29, 2013. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

33

Investments

Investments in unconsolidated affiliates over which we exercise significant influence, but do not control, including joint ventures, are accounted for using the equity method. Investments in unconsolidated affiliates over which we are not able to exercise significant influence are accounted for under the cost method.

We measure our investment in the Football Club at fair value on a nonrecurring basis when it is deemed to be other-than-temporarily impaired. The fair value of our investment is determined based on valuation techniques using the best information available, and may include quoted market prices, market comparables, and discounted cash flow projections. An impairment charge is recorded when the cost of the investment exceeds its fair value and this condition is determined to be other-than-temporary.

Advertising costs

Advertising costs are anticipated to be expensed as incurred; however there were no advertising costs included in general and administrative expenses for the period ended April 29, 2013

Income taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes. Instead, its earnings and losses are allocated to and reported on the individual returns of the member’s tax returns. Accordingly, no provision for income tax is included in the financial statements.

Recent pronouncements

The Company has evaluated the recent accounting pronouncements through ASU 2013-07 and believes that none of them will have a material effect on the company’s financial statements.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. The Company has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and incurring start up costs and expenses. As a result, the Company incurred an accumulated net loss for period ended April 29, 2013 of $29,150. In addition, the Company’s investing activities since inception have been financially sustained through member contributions.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of membership units or through debt financing and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

34

NOTE 3 – INVESTMENT IN OXFORD CITY FOOTBALL CLUB (TRADING) LIMITED

On March 27, 2013, the Company entered into a Share Exchange Agreement (the “Agreement”) with Oxford City Youth Football Club, Limited (“Youth Football Club”) to acquire 49% of the issued and outstanding share capital of Oxford City Football Club (Trading) Limited. For consideration, the Company transferred 6,250 shares of common stock of WMX Group Holdings, Inc. (WMXG: OTC BB), a Florida corporation. The shares were valued at $35,000 based on the closing price of $5.60 per share on the date of the Agreement. Pursuant to the Agreement, Youth Football Club owns 51% of the Football Club.

The Company accounts for its investment in the Football Club under the equity method of accounting. At April 29, 2013, the Football Club reported current assets of $818,000, non-current assets of $0, current liabilities of $240,000, noncurrent liabilities of $1,115,000 and a net deficit of $537,000. Revenue, gross profit and net loss reported by the Football Club for the period from March 27, 2013 to April 29, 2013 was $53,000, $41,000 and $8,000, respectively.

On March 27, 2013, the difference between the Company’s investment in the Football Club of $35,000 and 49% interest in the Football Club’s net deficit of $259,000 (49% of $529,000) is $294,000. The difference is recognized as an intangible asset comprising trade name and league membership, and is being amortized on a straight-line basis over its estimated life of 12 months. This results an additional amortization expense of $25,000 per month.

During the period from March 27, 2013 to April 29, 2013, the Company recognized losses under the equity method totaling $29,000, representing a $4,000 share of losses of the Football Club (49% of $8,000) and $25,000 of amortization expense, reducing the carrying value of the investment to $6,000.

NOTE 4 – MEMBER’S EQUITY

During the period from inception (March 8, 2013) to April 29, 2013, the sole member of the Company has paid $150 on incorporation costs on behalf of the Company. These expense paid on behalf of the Company has been treated as contribution by the sole member.

On March 27, 2013, the sole member of the Company contributed 6,250 shares of common stock of WMX Group Holdings, Inc. (WMXG: OTC BB), a Florida corporation to the Company. The shares were valued at $35,000 based on the closing price of $5.60 per share, on the date of transfer.

NOTE 5 – RELATED PARTY TRANSACTIONS

Office space and services are provided without charge by the sole member of the Company. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.

35

NOTE 6 - SUBSEQUENT EVENT

Share Exchange Agreement

On April 29, 2013, the Company entered into a Share Exchange Agreement with WMX Group Holdings, Inc., (“WMX”), and the sole member of the Company. The Company’s sole member, Mr. Thomas Guerriero, is the CEO and sole director of WMX.

Pursuant to the terms of the Share Exchange Agreement, WMX agreed to acquire all of the issued and outstanding membership units of the Company in exchange for the issuance of 75,000 shares of the WMX’s Series A Convertible Preferred Stock to the sole member of the Company. As a result of the Share Exchange Agreement, the Company became a wholly-owned subsidiary of the WMX. The Share Exchange Agreement contains customary representations, warranties and conditions to closing.

The closing of the Share Exchange Agreement is conditioned upon the increase of WMX’s authorized preferred stock, which is currently insufficient to issue 75,000 shares of Series A Convertible Preferred Stock. WMX’s voting capital stock have approved by written consent an increase in authorized preferred stock from ten thousand (10,000) shares to ten million (10,000,000) shares. The increase will become effective twenty calendar days after the mailing of a Schedule 14C Information Statement to WMX shareholders.

36

WMX GROUP HOLDINGS, INC.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

The following WMX Group Holdings, Inc. (the “Company”) unaudited pro forma condensed combined balance sheet as of March 31, 2013 and unaudited pro forma condensed combined statements of operations for the year ended June 30, 2012 and for the nine months ended March 31, 2013, give effect to the acquisition of the 100% of the membership interests in the Oxford City Football Club, LLC (“Football Club”). On March 27, 2013 the Football Club acquired 49% of the outstanding capital stock of Oxford City Football Club (Trading) Limited which operates the Oxford City Football Club located in City of Oxford, England. The pro forma condensed combined balance sheet is presented as if the transaction had occurred on March 31, 2013, and the pro forma condensed combined statements of operations are presented as if the transactions had occurred on July 1, 2011.

The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations were derived by adjusting the historical financial statements of the Company.  The adjustments are based on currently available information and, therefore, the actual adjustments may differ from the pro forma adjustments.  The Company is accounting for the acquisition of the Football Club using the equity method in accordance with ASC 323, Investments — Equity Method and Joint Ventures.  The Company is currently in the process of determining the fair value of the assets and liabilities acquired in the transaction.  The pro forma balance sheet and the pro forma statements of operations were derived using the preliminary fair value of the assets and liabilities acquired in the transaction.  These fair values are subject to change as the Company completes the fair value determination process.

The unaudited pro forma financial information has been prepared by our management and is based on our historical financial statements and the assumptions and adjustments described herein and in the notes to the unaudited pro forma financial information below.  The presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X.

The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and the related notes thereto for the year ended June 30, 2012 included in Form 10-K for WMX Group Holdings, Inc.

The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the acquisition of assets actually occurred on the dates assumed nor is it necessarily indicative of WMX Group Holdings, Inc. future consolidated results of operations or financial position.

37

WMX GROUP HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF MARCH 31, 2013

(Unaudited)

	WMX Holdings Group, Inc.	Oxford City Football Club, LLC	Pro Forma Adjustments	Pro Forma Amount
ASSETS
Current assets:
Cash	$21,915	$0	$0	$21,915
Other current assets	18,962	0	0	18,962
Total current assets	40,877	0	0	40,877
Investment in Oxford City Football Club
(Trading) Limited	0	35,000	0	35,000
Property and equipment, net	22,725	0	0	22,725
	22,725	35,000	0	57,725
Total assets	$63,602	$35,000	$0	$98,602
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$23,799	$0	$0	$23,799
Officer compensation payable	331,527	0	0	331,527
Total current liabilities	355,326	0	0	355,326
Total Liabilities	355,326	0	0	355,326
Stockholders' Equity
Preferred stock	0	0	0
Common stock	22	0	0	22
Additional paid-in capital	3,526,561	35,000	0	3,561,561
Stock payable	215,591	0	0	215,591
Retained earnings	(4,033,898)	0	0	(4,033,898)
Total equity	(291,724)	35,000	0	(256,724)
Total liabilities and equity	$63,602	$35,000	$0	$98,602

38

WMX GROUP HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31, 2013

(Unaudited)

	WMX Group Holdings, Inc.	Oxford City Football Club, LLC	Pro Forma Adjustments	Pro Forma Amount
Revenues	$53,435	$0	$0	$53,435
Operating expenses:
General and administrative	139,816	0	0	139,816
Depreciation	3,280	0	0	3,280
Software development	2,609	0	0	2,609
Officer compensation	764,780	0	0	764,780
Professional fees	87,370	0	0	87,370
Professional stock based fees	626,000	0	0	626,000
(Gain) loss on extinguishment of accounts payable and due to related parties	1,106,636	0	0	1,106,636
Total operating expenses	2,730,491	0	0	2,730,491
Income (loss) before other (income) expense	(2,677,056)	0	0	(2,677,056)
Other (income) expense
Share of income (loss) of Oxford City
Football Club (Trading) Limited	0	0	0	0
Total other (income) expense	0	0	0	0
Income (loss) before income taxes	(2,677,056)	0	0	(2,677,056)
Provision for income taxes	0	0	0	0
Net income (loss)	($2,677,056)	$0	$0	($2,677,056)
Basic and diluted net income (loss) per common share				($9.68)
Basic and diluted weighted average number of common shares outstanding				276,640

39

WMX GROUP HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Unaudited)

	WMX Group Holdings, Inc.	Oxford City Football Club, LLC	Pro Forma Adjustments	Pro Forma Amount
Revenues	$98	$0	$0	$98
Operating expenses:
General and adminstrative	62,566	0	0	62,566
Amortization	496	0	0	496
Depreciation	1,206	0	0	1,206
Impairment of fixed assets and intangible assets	1,488	0	0	1,488
Software development	52,849	0	0	52,849
Officer compensation	256,987	0	0	256,987
Professional fees	126,786	0	0	126,786
Sub-licensing expense	10,000	0	0	10,000
Professional stock based fees	497,064	0	0	497,064
Finance expense	25,000	0	0	25,000
Total operating expenses	1,034,442	0	0	1,034,442
Income (loss) before other (income) expense	(1,034,344)	0	0	(1,034,344)
Other (income) expense
Share of income (loss) of Oxford City
Football Club (Trading) Limited	0	(35,000)	0	(35,000)
Total other (income) expense	0	(35,000)	0	(35,000)
Income (loss) before income taxes	(1,034,344)	(35,000)	0	(1,069,344)
Provision for income taxes	0	0	0	0
Net income (loss)	($1,034,344)	($35,000)	$0	($1,069,344)
Basic and diluted net income (loss) per common shares				($3.55)
Basic and diluted weighted average number of common shares outstanding				301,415

40

WMX GROUP HOLDINGS, INC.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

A.	On April 29, 2013, the Company acquired all of the issued outstanding membership interests of Oxford City Football Club, LLC (“Football Club”). Football Club on March 27, 2013 acquired 49% of the outstanding capital stock of Oxford City Football Club (Trading) Limited which operates the Oxford City Football Club located in the City of Oxford, England. For consideration, the Company transferred 6,250 shares of common stock of WMX Group Holdings, Inc. (WMXG: OTC BB), a Florida corporation. The shares were valued at $35,000 based on the closing price of $5.60 per share.

41

Independent Auditor's Report to the Members of

Oxford City Football Club (Trading) Limited

We have audited the financial statements of Oxford City Football Club (Trading) Limited for the year ended 31 May 2011, set out on pages 7 to 12. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (Effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As explained more fully in the Statement of Directors' Responsibilities (set out on page 4), the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s (APB’s) Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Directors' Report to identify material inconsistencies with the audited financial statements. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion on the financial statements

In our opinion the financial statements:

• give a true and fair view of the state of the company's affairs as at 31 May 2011 and of its profit for the year then ended;

• have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to smaller entities; and

• have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006

In our opinion the information given in the Directors' Report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

• adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

• the financial statements are not in agreement with the accounting records and returns; or

• certain disclosures of directors’ remuneration specified by law are not made; or

• we have not received all the information and explanations we require for our audit; or

• the directors were not entitled to prepare the financial statements and the Directors' Report in accordance with the small companies regime.

......................................

Graham Cole BA FCA (Senior Statutory Auditor)

For and on behalf of Wenn Townsend, Statutory Auditor

30 St Giles

Oxford

OX1 3LE

28 March 2012

42

Oxford City Football Club (Trading) Limited

Profit and Loss Account for the Year Ended 31 May 2011

		2011	2010
	Note	£	£
Turnover		194,235	254,175
Cost of sales		(54,865)	(71,013)
Gross profit		139,370	183,162
Administrative expenses		(210,468)	(248,675)
Other operating income		75,000	50,000
Operating profit/(loss)	2	3,902	(15,513)
Other interest receivable and similar income		1	—
Interest payable and similar charges		(2,199)	(296)
Profit/(loss) on ordinary activities before taxation		1,704	(15,809)
Profit/(loss) for the financial year	8	1,704	(15,809)

The notes form an integral part of these financial statements.

43

Oxford City Football Club (Trading) Limited

(Registration number: 03127905)

Balance Sheet at 31 May 2011

	Note	2011	2010
		£	£
Fixed assets
Tangible fixed assets	3	177	264
Current assets
Stocks		3,500	4,500
Debtors	4	121,220	107,310
Cash at bank and in hand		488	12,413
		125,208	124,223
Creditors: Amounts falling due within one year	5	(149,354)	(70,247)
Net current (liabilities)/assets		(24,146)	53,976
Total assets less current liabilities		(23,969)	54,240
Creditors: Amounts falling due after more than one year	6	(274,704)	(354,617)
Net liabilities		(298,673)	(300,377)
Capital and reserves
Called up share capital	7	100	100
Profit and loss account	8	(298,773)	(300,477)
Shareholders' deficit		(298,673)	(300,377)

These accounts have been prepared in accordance with the provisions applicable to companies subject to the small companies regime and in accordance with the Financial Reporting Standard for Smaller Entities (effective 2008).

The notes form an integral part of these financial statements.

44

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

1 Accounting policies

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Going concern

The company made a net profit of £1704 during the year ended 31 December 2011 and, as of that date, the company's current liabilities exceeded its total assets by £23969 and it had net current liabilities of £24146.

The company is dependent upon the continued support of its creditors. On the basis that this support will continue the accounts have been drawn up on a going concern basis.

Turnover

Turnover represents amounts chargeable, net of value added tax, in respect of the sale of goods and services to customers.

Depreciation

Depreciation is provided on tangible fixed assets so as to write off the cost or valuation, less any estimated residual value, over their expected useful economic life as follows:

Asset class	Depreciation method and rate
Fixtures and fittings	20% straight line

Stock

Stock is valued at the lower of cost and net realisable value, after due regard for obsolete and slow moving stocks. Net realisable value is based on selling price less anticipated costs to completion and selling costs.

2 Operating profit/(loss)

Operating profit/(loss) is stated after charging:

	2011	2010
	£	£
Auditor's remuneration - The audit of the company's annual accounts	2,650	—
Depreciation of tangible fixed assets	87	265
Auditor's remuneration - Other services	3,000	—
45

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

3 Tangible fixed assets

	Fixtures and fittings	Total
	£	£
Cost or valuation
At 1 June 2010	4,033	4,033
Depreciation
At 1 June 2010	3,769	3,769
Charge for the year	87	87
At 31 May 2011	3,856	3,856
Net book value
At 31 May 2011	177	177
At 31 May 2010	264	264

4 Debtors

	2011	2010
	£	£
Trade debtors	28,648	12,590
Amounts owed by group undertakings and undertakings in which the company has a participating interest	—	1,800
Other debtors	92,572	92,920
	121,220	107,310

5 Creditors: Amounts falling due within one year

	2011	2010
	£	£
Trade creditors	8,085	12,372
Bank loans and overdrafts	11,216	1,383
Amounts owed to group undertakings and undertakings in which the company has a participating interest	60,221	—
Other taxes and social security	39,532	35,842
Other creditors	30,300	20,650
	149,354	70,247
46

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

6 Creditors: Amounts falling due after more than one year

	2011	2010
	£	£
Other creditors	274,704	354,617

7 Share capital

Allotted, called up and fully paid shares

	2011		2010
	No.	£	No.	£
Ordinary shares of £1 each	100	100	100	100

8 Reserves

	Profit and loss account £	Total £
At 1 June 2010	(300,477)	(300,477)
Profit for the year	1,704	1,704
At 31 May 2011	(298,773)	(298,773)

9 Commitments

Operating lease commitments

As at 31 May 2011 the company had annual commitments under non-cancellable operating leases as follows:

Operating leases which expire:

	2011	2010
	£	£
Other
Over five years	6,500	6,500
47

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2011

......... continued

10 Related party transactions

The company has taken advantage of the exemption in FRS8 "Related Party Disclosures" from disclosing transactions with other members of the group.

11 Control

The company is controlled by Oxford City Youth Football Club Limited an incorporated charity that acts as the holding company.

48

Independent Auditor's Report to the Members of

Oxford City Football Club (Trading) Limited

We have audited the financial statements of Oxford City Football Club (Trading) Limited for the year ended 31 May 2012, set out on pages 6 to 11. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (Effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditor

As explained more fully in the Statement of Directors' Responsibilities (set out on page 3), the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s (APB’s) Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Directors' Report to identify material inconsistencies with the audited financial statements. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion on the financial statements

In our opinion the financial statements:

• give a true and fair view of the state of the company's affairs as at 31 May 2012 and of its loss for the year then ended;

• have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to smaller entities; and

• have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006

In our opinion the information given in the Directors' Report for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

• adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

• the financial statements are not in agreement with the accounting records and returns; or

• certain disclosures of directors’ remuneration specified by law are not made; or

• we have not received all the information and explanations we require for our audit; or

• the directors were not entitled to prepare the financial statements and the Directors' Report in accordance with the small companies regime.

......................................

Graham Cole BA FCA (Senior Statutory Auditor)

For and on behalf of Wenn Townsend, Statutory Auditor

30 St Giles

Oxford

OX1 3LE

27 March 2013

49

Oxford City Football Club (Trading) Limited

Profit and Loss Account for the Year Ended 31 May 2012

		2012	2011
	Note	£	£
Turnover		248,630	194,235
Cost of sales		(52,059)	(54,865)
Gross profit		196,571	139,370
Administrative expenses		(259,132)	(210,468)
Other operating income		—	75,000
Operating (loss)/profit	2	(62,561)	3,902
Other interest receivable and similar income		12	1
Interest payable and similar charges		(5,429)	(2,199)
(Loss)/profit on ordinary activities before taxation		(67,978)	1,704
(Loss)/profit for the financial year	8	(67,978)	1,704

The notes form an integral part of these financial statements.

50

Oxford City Football Club (Trading) Limited

(Registration number: 03127905)

Balance Sheet at 31 May 2012

		2012	2011
	Note	£	£
Fixed assets
Tangible fixed assets	3	90	177
Current assets
Stocks		4,000	3,500
Debtors	4	65,743	121,220
Cash at bank and in hand		849	488
		70,592	125,208
Creditors: Amounts falling due within one year	5	(235,264)	(149,354)
Net current liabilities		(164,672)	(24,146)
Total assets less current liabilities		(164,582)	(23,969)
Creditors: Amounts falling due after more than one year	6	(202,069)	(274,704)
Net liabilities		(366,651)	(298,673)
Capital and reserves
Called up share capital	7	100	100
Profit and loss account	8	(366,751)	(298,773)
Shareholders' deficit		(366,651)	(298,673)

These accounts have been prepared in accordance with the provisions applicable to companies subject to the small companies regime and in accordance with the Financial Reporting Standard for Smaller Entities (effective 2008).

The notes form an integral part of these financial statements.

51

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

1 Accounting policies

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Going concern

The company made a net loss of £69,414 during the year ended 31 December 2012 and, as of that date, the company's current liabilities exceeded its total assets by £164,583 and it had net current liabilities of £235,266.

The company is dependent upon the continued support of its creditors. On the basis that this support will continue the accounts have been drawn up on a going concern basis.

Turnover

Turnover represents amounts chargeable, net of value added tax, in respect of the sale of goods and services to customers.

Depreciation

Depreciation is provided on tangible fixed assets so as to write off the cost or valuation, less any estimated residual value, over their useful economic life as follows:

Asset class	Depreciation method and rate
Fixtures and fittings	20% straight line

Stock

Stock is valued at the lower of cost and net realisable value, after due regard for obselete and slow-moving stocks. Net realisable value is based on selling price less anticipated costs to completion and selling costs.

2 Operating (loss)/profit

Operating (loss)/profit is stated after charging:

	2012	2011
	£	£
Auditor's remuneration - The audit of the company's annual accounts	2,600	2,650
Depreciation of tangible fixed assets	87	87

52

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

3 Tangible fixed assets

	Fixtures and fittings	Total
	£	£
Cost or valuation
At 1 June 2011	4,033	4,033
Depreciation
At 1 June 2011	3,856	3,856
Charge for the year	87	87
At 31 May 2012	3,943	3,943
Net book value
At 31 May 2012	90	90
At 31 May 2011	177	177

4 Debtors

	2012	2011
	£	£
Trade debtors	1,280	28,648
Other debtors	2,680	—
VAT Control account	61,278	90,852
Prepayments	505	1,720
	65,743	121,220

5 Creditors: Amounts falling due within one year

	2012	2011
	£	£
Trade creditors	17,711	8,085
Bank loans and overdrafts	5,286	11,216
Amounts owed to group undertakings and undertakings in which the company has a participating interest	181,681	60,221
Other taxes and social security	1,400	39,532
Other creditors	700	—
Other loans	22,836	13,500
Accruals	5,650	16,800
	235,264	149,354
53

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

6 Creditors: Amounts falling due after more than one year

	2012	2011
	£	£
Other loans	202,069	274,704

7 Share capital

Allotted, called up and fully paid shares

	2012		2011
	No.	£	No.	£
Ordinary shares of £1 each	100	100	100	100

8 Reserves

	Profit and loss account	Total
	£	£
At 1 June 2011	(298,773)	(298,773)
Loss for the year	(67,978)	(67,978)
At 31 May 2012	(366,751)	(366,751)

9 Commitments

Operating lease commitments

As at 31 May 2012 the company had annual commitments under non-cancellable operating leases as follows:

Operating leases which expire:

	2012	2011
	£	£
Over five years	6,500	6,500
54

Oxford City Football Club (Trading) Limited

Notes to the Financial Statements for the Year Ended 31 May 2012

......... continued

10 Related party transactions

Other related party transactions

During the year the company made the following related party transactions:

Colin Taylor

(Director)

Interest-free loans made to the company. At the balance sheet date the amount due to Colin Taylor was £164,767 (2011 - £122,367).

The company has taken advantage of the exemption in FRS8 "Related Party Disclosures" from disclosing transactions with other members of the group.

11 Control

The company is controlled by Oxford City Youth Football Club Limited an incorporated charity that acts as the holding company. Group accounts can be obtained at 8 Trinity Close, Abingdon, Oxon OX14 2QE.

55

Oxford City Football Club (Trading) Limited

Interim Profit and Loss Account for the Nine Months Ended 28 February 2013

(Unaudited)

£ (000’s)
Turnover	348
Cost of sales	(70)
Gross profit	278
Administrative expenses	(315)
Other operating income	—
Operating (loss)/profit	(37)
Other interest receivable and similar income	—
Interest payable and similar charges	(10)
(Loss)/profit on ordinary activities before taxation	(47)
(Loss)/profit for the financial year	(47)

The notes form an integral part of these financial statements.

56

 Oxford City Football Club (Trading) Limited

(Registration number: 03127905)

Interim Balance Sheet at 28 February 2013

(Unaudited)

£ (000’s)
Fixed assets
Tangible fixed assets	—
Current assets
Stocks	4
Debtors	507
Cash at bank and in hand	4
515
Creditors: Amounts falling due within one year	(130)
Net current liabilities	385
Total assets less current liabilities	385
Creditors: Amounts falling due after more than one year	(729)
Net liabilities	(344)
Capital and reserves
Called up share capital	—
Profit and loss account	(344)
Shareholders' deficit	(344)

The notes form an integral part of these financial statements.

57

Oxford City Football Club (Trading) Limited

Notes to the Interim Financial Statements for the

Nine Months Ended 28 February 2013

(Unaudited)

1 Accounting policies

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Going concern

The company made a net loss of £47 during the nine months ended 28 February 2013 and, as of that date, the company's current liabilities exceeded its total assets by £385 and it had net current liabilities of £130.

The company is dependent upon the continued support of its creditors. On the basis that this support will continue the accounts have been drawn up on a going concern basis.

Turnover

Turnover represents amounts chargeable, net of value added tax, in respect of the sale of goods and services to customers.

Depreciation

Depreciation is provided on tangible fixed assets so as to write off the cost or valuation, less any estimated residual value, over their useful economic life as follows:

Asset class Depreciation method and rate

Fixtures and fittings 20% straight line

Stock

Stock is valued at the lower of cost and net realisable value, after due regard for obsolete and slow-moving stocks. Net realisable value is based on selling price less anticipated costs to completion and selling costs.

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